UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2025

SPLASH BEVERAGE GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-40471	34-1720075
(Commission File Number)	(IRS Employer Identification No.)

1314 East Las Olas Blvd, Suite 221 Fort Lauderdale, Florida 33316
(Address of Principal Executive Offices)

(954) 745-5815
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBEV	NYSE American LLC
Warrants to purchase shares of common stock	SBEV-WT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2025, Splash Beverage Group, Inc., (the “Company”) entered into a Subscription and Investment Representation Agreement (the “Subscription Agreement”) with Robert Nistico, the Company’s Chief Executive Officer (the “Purchaser”), pursuant to which the Company agreed to issue and sell one thousand (1,000) Series A Preferred Shares, par value $0.001 per share (the “Series A Preferred Shares”), to the Purchaser for an aggregate purchase price of $1,000 (the “Purchase Price”). The sale closed on June 9, 2025.

The Series A Preferred Shares were issued to the Purchaser in connection with a prospective special meeting of the shareholders of the Company (the “Special Meeting”). As disclosed in the preliminary proxy statement filed today with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting (the “Preliminary Proxy Statement”), the Purchaser only has the right to vote on the following items at the Special Meeting:

● To approve an increase in the number of authorized shares of the Company, in light of the Company’s 1-for-40 reverse stock split of the Company’s outstanding and authorized common stock on March 27, 2025, to maintain flexibility to issue shares of common stock to raise cash in one or more equity financings to fund our operations, to effect future awards under stockholder-approved equity incentive plans or for other general corporate purposes;

The Series A Preferred Shares would be automatically redeemed following the Company’s shareholders approval of the Conversion Proposals at the Special Meeting. Additional information regarding the rights, preferences, privileges and restrictions applicable to the Series A Preferred Shares is contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein. Additional information about the Special Meeting can be found in the Preliminary Proxy Statement filed with the SEC.

The Subscription Agreement contains customary representations and warranties and certain indemnification rights and obligations of the parties. The Subscription Agreement also provides that the Purchaser shall grant an irrevocable proxy to certain officers of the Company to vote the Series A Preferred Shares in accordance with the terms of the Subscription Agreement and the Certificate of Designation (as defined below).

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of such document, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated by reference herein. Based in part upon the representations of the Purchaser in the Subscription Agreement, the offering and sale of the Series A Preferred Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2025, the Company filed a Certificate of Designation (the “Certificate of Designation” and, collectively with the Subscription Agreement, the “Issuance Documents”) classifying and designating the Series A Preferred Shares with the Secretary of State of Nevada, which Certificate of Designation became effective on June 9, 2025.

The Certificate of Designation provides that each Series A Preferred Share will have twenty-five thousand (25,000) votes and will vote together with the Company’s outstanding common shares, par value $0.001 (the “Common Shares”), as a single class, only with respect to the proposal related to the increase of authorized shares at the Special Meeting.

The holder of the Series A Preferred Shares has granted an irrevocable proxy to certain officers of the Company to vote the Series A Preferred Shares in accordance with the terms of the Issuance Documents, in connection with the Special Meeting. Per the terms of the Issuance Documents, if voted, the Series A Preferred Shares are required to vote on the applicable proposals in the same “mirrored” proportion aggregate votes cast “FOR” and “AGAINST” on the proposal to increase the authorized shares by the holders of the Common Shares who properly vote on such proposal (but excluding any abstentions).

The Series A Preferred Shares are not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company. Other than a right to receive a liquidation preference equal to the Purchase Price, the Series A Preferred Shares have no rights with respect to any distribution of assets of the Company, including upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, change-of-control, dissolution or winding up of the Company, in each case whether voluntarily or involuntarily. The Series A Preferred Shares do not entitle its holder to receive dividends of any kind.

The outstanding Series A Preferred Shares are required to be redeemed in whole, but not in part, upon the earliest of: (i) if such redemption is authorized and directed by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion, (ii) automatically upon the approval by the Company’s shareholders of the increase of the authorized shares at any meeting of shareholders or (iii) immediately prior to the record date for the 2025 Annual Meeting of Shareholders of the Company Upon such redemption, the holder of the Series A Preferred Shares will receive aggregate consideration equal to the Purchase Price.

The foregoing description of the Certificate of Designation does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of such document, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1	Certificate of Designation of Series A Preferred Stock
10.1	Subscription and Investment Representation Agreement, dated June 10, 2025, Between Splash Beverage Group, Inc., and Robert Nistico
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s expectations regarding a period to comply with the Plan and applicable Exchange requirements, and actions of the Company and/or the Exchange to be taken with respect to matters discussed in the Deficiency Letter and the Plan Letter. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with continued listing on the Exchange, risks and uncertainties inherent in the Company’s business, and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Dated: June 13, 2025	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer